UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2013 (June 10, 2013)

REXAHN PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-34079	11-3516358
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15245 Shady Grove Road, Suite 455, Rockville, Maryland 20850
(Address of principal executive offices) (Zip Code)

(240) 268-5300
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

At the 2013 Annual Meeting of Shareholders (the “Annual Meeting”) of Rexahn Pharmaceuticals Inc.  (the “Company”) held on June 10, 2013, the Company’s shareholders, upon recommendation of the Company’s Board of Directors (the “Board”), approved the Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan (the “2013 Stock Option Plan”).  As a result of the 2013 Stock Option Plan being adopted and approved by shareholders at the Annual Meeting, no further awards will be made under the existing Rexahn Pharmaceuticals, Inc. Stock Option Plan (the “Prior Plan”); however, equity awards that were granted under the Prior Plan prior to shareholder approval of the 2013 Stock Option Plan will remain outstanding in accordance with their terms.  The 2013 Stock Option Plan is described in further detail in the Company’s definitive proxy statement for the Annual Meeting filed with the U.S. Securities and Exchange Commission (“SEC”) on April 22, 2013 (the “Definitive Proxy Statement”), and the full text of the 2013 Stock Option Plan, attached as Exhibit 10.1 to this Current Report on Form 8-K, is incorporated herein by reference.

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On June 10, 2013, the Company held the Annual Meeting.  Set forth below are the three proposals that were voted on at the Annual Meeting and the shareholder votes on each such proposal, as certified by the Annual Meeting inspector of election.  The Company’s shareholders approved each of the three proposals, which are described in detail in the Definitive Proxy Statement, as filed with the SEC on April 22, 2013.  Other than the three proposals set forth below and descried in the Definitive Proxy Statement, no other item was submitted at the Annual Meeting for shareholder action.

On the record date for the Annual Meeting, there were 119,428,929 shares of Company common stock issued, outstanding and entitled to vote.  Shareholders holding 84,963,317 shares of Company common stock were present at the Annual Meeting, in person or represented by proxy.

Proposal 1 – Election of Directors

The seven nominees named in the definitive proxy statement to serve as directors for a one-year term expiring at the 2014 annual meeting of shareholders.  The voting results with respect to each nominee were as follows:

Director	For	Against/Withheld
Dr. Chang H. Ahn	47,380,919	2,033,443
Charles Beever	47,226,281	2,188,081
Peter Brandt	47,447,638	1,966,724
Kwang Soo Cheong	47,206,936	2,207,426
Si Moon Hwang	46,978,137	2,436,225
David McIntosh	46,940,887	2,473,475
Peter Suzdak	47,459,338	1,955,024

There were 35,548,955 broker non-votes for Proposal 1 listed above.

Proposal 2 – Approve the Selection of Independent Auditor for the Year 2013

The proposal to approve the selection of ParenteBeard LLC as the independent auditor for the Company for the year ending December 31, 2013 was approved by a majority of the votes cast.  The voting results are as follows:

For	Against	Abstain
82,258,224	1,062,036	1,643,057

Proposal 3 – Approve the 2013 Stock Option Plan

The proposal to approve the 2013 Stock Option Plan was approved by a majority of the votes cast.  The voting results were as follows:

For	Against	Abstain
36,805,296	10,253,211	2,355,855

There were 35,548,955 broker non-votes for Proposal 3 listed above.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)            Exhibits.

Exhibit
No.	Description

10.1	Rexahn Pharmaceuticals, Inc. 2013 Stock Option Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

REXAHN PHARMACEUTICALS, INC.
Dated: June 11, 2013
/s/ Peter Suzdak
Peter Suzdak
Chief Executive Officer